EXHIBIT 23.1
                                                                    ------------



                              IMMUCELL CORPORATION






                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2631 and No. 333-65514) of ImmuCell Corporation of our report dated January 24, 2003, except for Note 12, for which the date is March 19, 2003 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 28, 2003